STATE FARM GROWTH FUND

STATE FARM BALANCED FUND

STATE FARM INTERIM FUND

STATE FARM MUNICIPAL BOND FUND

EACH, A SERIES OF THE ADVISERS INVESTMENT TRUST

Supplement dated June 7, 2024

to the Statement of Additional Information dated January 28, 2024

Effective June 5, 2024, the Board of Trustees of Advisers Investment Trust (the “Trust”) elected James R. Nash as Chief Compliance Officer and AML Officer of the Trust. The information with respect to the Chief Compliance Officer and AML Officer in the table listing each Officer of the Trust on page 11 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Nash Year of Birth: 1981	Chief Compliance Officer and AML Officer	Indefinite/ June 2024 to present	Director, ACA Group, 2022 to present; Managing Director, Foreside Fund Officer Services, LLC, 2016 to 2022.	N/A	N/A

[1]	The mailing address of Mr. Nash is 3 Canal Plaza, Suite 100, Portland, ME 04101.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.